Allianz Life Insurance Company of New York

Stewart Gregg
Senior Securities Counsel
Corporate Legal
5701 Golden Hills Drive
Minneapolis, MN  55416-1297
Telephone:  763-765-2913
Telefax:       763-765-6355
stewart.gregg@allianzlife.com
www.allianzlife.com

VIA EDGAR

April 8, 2013

Re: Allianz Life Insurance Company of New York
Allianz Life of NY Variable Account C
Registration Statement Nos. 333-182990 and 811-05716

Enclosed for filing please find Post-Effective Amendment No. 3 to the Form N-4 Registration Statement for the above-referenced Registrant filed pursuant to Rule 485(b). We received oral comments from you on March 22, 2013 with respect to Registrant’s Post-effective Amendment No. 1 to the Registration Statement filed on February 4, 2013. All page numbers in this letter refer to the redline prospectus that was sent to you with the February 4th filing.

For the convenience of the staff in reviewing the Registration Statement, we sent a redline copy of the Registration Statement via email to the Office of Insurance Products of the Division of Investment Management.

1.	Condensed Financials

Confirm that condensed financials are not included in the prospectus because no contracts offered by this prospectus were sold in 2012.

Response:

Confirmed.

2.	Section 5, Investment Options – page 26

In the Primary Investment description of the AZL MFS Value Fund, please revise this text to indicate the final decision referenced in the last sentence.

Response:

Revised as requested.

3.	Section 7, Expenses – Mortality and Expense Risk (M&E) Charge – page 32

Please move the paragraph that discusses the M&E charge assessed under certain death benefit payment options to a footnote applicable to the first line of the M&E charge table regarding the Base Contract without optional benefits. Please also clarify that this paragraph applies to a Beneficiary after the Owner’s death.

Response:

Revised as requested.

4.	Section 11.b, Income Focus – When Income Focus Ends – page 60

Please indicate where in the prospectus you define what it means to be a “federally recognized spouse” as stated in the seventh bullet point. This comment also applies to Section 11.a, Income Protector.

Response:

In section 2, Owners, Annuitants, and Other Specified Persons – Covered Persons it states:

Joint Owners and joint Covered Persons must be spouses within the meaning of federal tax law.

I hereby represent that the enclosed Post-Effective Amendment does not contain disclosure which would render it ineligible to become effective pursuant to Securities Act Rule 485(b).

Additional required exhibits are included in this amendment. Manually executed signature pages have been executed prior to the time of this electronic filing and will be retained by the Company for five years.

The Registrant recognizes that it is responsible for the adequacy and accuracy of disclosures in its Registration Statement. The staff's review and changes to the Registration Statement based on staff comments does not bar the Commission from taking future action with respect to the filing. In addition, the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective does not relieve the Registrant from its full responsibility for the adequacy and accuracy of the disclosures in the filing. The Registrant may not assert the staff's review or acceleration of the Registration Statement as a defense in any proceeding initiated by the Commission or any person under the Federal securities laws.

Please contact me with any questions or comments you may have concerning the enclosed. I can be reached at the following address and phone number:

Allianz Life, 5701 Golden Hills Drive, Minneapolis, MN 55416. Telephone: (763)765-2913.

Sincerely,

Allianz Life Insurance Company of New York

By:    /s/  Stewart D. Gregg

            Stewart D. Gregg